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                                                                    EXHIBIT 32.1

    SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                          OFFICER OF CORIXA CORPORATION

      In connection with the accompanying Quarterly Report on Form 10-Q of Corixa Corporation for the quarter ended March 31, 2004, the undersigned, Steven Gillis, Ph.D, Chairman of the Board and Chief Executive Officer of Corixa Corporation, and Michelle Burris, Senior Vice President and Chief Financial Officer of Corixa Corporation, do each hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Corixa Corporation.

Date: May 6, 2004              /s/ STEVEN GILLIS
                               -------------------------------------------------
                               STEVEN GILLIS, PH.D.
                               Chairman and Chief Executive Officer

Date: May 6, 2004              /s/ MICHELLE BURRIS
                               -------------------------------------------------
                               MICHELLE BURRIS
                               Senior Vice President and Chief Financial Officer